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                                                                      EXHIBIT 21

                                SUBSIDIARIES OF

                              FLOWERS FOODS, INC.
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
  NAME OF SUBSIDIARY                      JURISDICTION OF INCORPORAITON OR ORGANIZAITON
  ------------------                      ---------------------------------------------
Flowers Finance, LLC                                           Delaware

Flowers Bakeries, LLC                                          Georgia

Flowers Bakeries Brands, Inc.                                  Delaware

Flowers Baking Co. of Opelika, LLC                             Alabama

Hardins's Bakers, LLC                                          Alabama

Bailey Street Bakery, LLC                                      Alabama

Home Baking Company, LLC                                       Alabama

Flowers Baking Co. of Texarkana, LLC                           Arkansas

Holsum Baking Company, LLC                                     Arkansas

Shipley Baking Company, LLC                                    Arkansas

Ideal Baking Company, Inc.                                     Arkansas

Flowers Baking Co. of Florida, LLC                             Florida

Flowers Baking Co. of Miami, LLC                               Florida

Flowers Baking Co. of Jacksonville, LLC                        Florida

Flowers Baking Co. of Bradenton, LLC                           Florida

Flowers Baking Co. of Thomasville, LLC                         Georgia

Flowers Baking Co. of Villa Rica, LLC                          Georgia

Flowers Baking Co. of Tyler, LLC                               Georgia

Flowers Bakery of Tucker, LLC                                  Georgia

Table Pride, LLC                                               Georgia

Huval Bakery, LLC                                            Louisiana

Bunny Bread, LLC                                             Louisiana

Flowers Baking Co. of Baton Rouge, LLC                       Louisiana

Flowers Baking Co. of Jamestown, LLC                       North Carolina
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
Franklin Baking Company, LLC                               North Carolina

Flowers Baking Co. of Memphis, LLC                            Tennessee

Flowers Baking Co. of Morristown, LLC                         Tennessee

East Tennessee Baking Co., LLC                                Tennessee

West Tennessee Baking Co., LLC                                Tennessee

Schott's Bakery, LLC                                            Texas

Flowers Baking Co. of Texas, LLC                                Texas

Butterkrust Bakery, LLC                                         Texas

El Paso Baking Co., LLC                                         Texas

El Paso Baking Company de Mexico, S.A. de C.V.                  Mexico

San Antonio Baking Co., LLC                                     Texas

Austin Baking Co., LLC                                          Texas

Corpus Christi Baking Co., LLC                                  Texas

Hampton Roads Baking Company, LLC                             Virginia

Flowers Baking Co. of Norfolk, LLC                            Virginia

Flowers Baking Co. of Lynchburg, LLC                          Virginia

Flowers Baking Co. of West Virginia, LLC                    West Virginia

The Donut House, LLC                                        West Virginia

Storck Baking Company, LLC                                  West Virginia

Flowers Snack, LLC                                             Georgia

Flowers Snack of Atlanta, LLC                                  Georgia

Flowers Snack of Crossville, LLC                              Tennessee

Flowers Snack Distributors, Inc.                              Tennessee

Flowers Snack of London, LLC                                   Kentucky

Flowers Snack of Cleveland, TN., LLC                          Tennessee

Mrs. Smith's Bakeries, LLC                                     Georgia

Mrs. Smith's Bakery of Montgomery, LLC                         Alabama

Mrs. Smith's Bakeries Sales Support Group, LLC                 Georgia

Mrs. Smith's Foil Company, LLC                                 Georgia

Dan-co Bakery, LLC                                             Georgia

Mrs. Smith's Bakery of Pembroke, LLC                        North Carolina

Mrs. Smith's Bakeries Frozen Distributors, Inc.                Georgia
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
Mrs. Smith's Bakery of Suwanee, LLC                           Georgia

Mrs. Smith's Bakeries of Pennsylvania, LLC                    Georgia

Mrs. Smith's Bakery of Stilwell, LLC                          Oklahoma

Flowers Baking Co. of Fountain Inn, LLC                    South Carolina

Mrs. Smith's Bakery of Spartanburg, LLC                    South Carolina

Mrs. Smith's Brands, Inc.                                  South Carolina
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